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                                                                    Exhibit 99.4

                    TRADEMARK LICENSE AND ROYALTY AGREEMENT

     THIS TRADEMARK LICENSE AND ROYALTY AGREEMENT (this "Agreement") is made as of the 25th day of April, 2001 between STAR SCIENTIFIC INC., a Delaware corporation ("Licensor") and BROWN & WILLIAMSON TOBACCO CORPORATION, a Delaware corporation ("Licensee") (individually as "Party" and collectively the "Parties").

                                    RECITALS

     Licensor is the owner of all right, title and interest in and to the mark "StarCure/(TM)/" and registration thereof (the "StarCure/(TM)/ Mark") the mark StarCure/(TM)/ Inside and registration thereof (the "StarCure/(TM)/ Inside Mark) and has a common law mark in StarCured (the "StarCured/(TM)/ Mark") (individually a "Mark" and collectively the "StarCure/(TM)/ Marks") (each as set forth in Exhibit A, attached hereto).

     Licensor and Licensee are parties to an Agreement, dated April 25, 2001 (the "Restated Master Agreement"), which gives Licensee the option (and, in some instances, the obligation) to purchase StarCured/(TM)/ Tobacco (as such term is defined in the Restated Master Agreement) from Licensor in accordance with the terms and conditions of the Restated Master Agreement. Capitalized terms used herein but not defined shall have their respective meanings set forth in the Restated Master Agreement and the Restated Agreements.

     Licensee may desire to utilize one or more of the StarCure/(TM)/ Marks in connection with the sale of (i) Low TSNA Cigarettes; and (ii) other cigarette products containing StarCured/(TM)/ Tobacco which other products are hereinafter referred to as "Tobacco Products."

                                   AGREEMENT

     NOW THEREFORE, in consideration of the foregoing and of the obligations and promises contained in this Agreement, the Parties hereby agree as follows:

1.   License of StarCure/(TM)/ Mark and StarCure/(TM)/ Inside Mark.
     ---------------------------------------------------------

     A. StarCure/(TM)/ Mark. Licensor hereby grants to Licensee in the United States an irrevocable, right and license to use, the StarCure/(TM)/ Mark and/or the StarCured Mark in conjunction with the StarCure/(TM)/ Inside Mark or to use the StarCure/(TM)/ Mark and/or a StarCured Mark and/or the StarCure Inside/(TM)/ Inside Mark in conjunction with another mark in connection with the manufacturing, sub-contract manufacturing, production, marketing, promotion, distribution and sale of the Low TSNA Cigarette product. Licensor acknowledges that Licensee has the option of using trademarks owned by B&W in lieu of any of the Marks on the Low TSNA Cigarette product and Licensee acknowledges that the Royalties (as set forth in Section II.A below) for the StarCure(TM) License are payable to Licensor regardless of whether any of the Marks is actually used on the Low TSNA Cigarette product.

     B. StarCure/(TM)/ Inside. Licensor hereby grants to Licensee in the United States a fully paid, royalty-free, irrevocable, exclusive right and license to use the StarCure/(TM)/ Inside Mark or StarCured Mark in connection with the manufacturing, sub-contract manufacturing, production, marketing, promotion, distribution and sale of Licensee branded Tobacco Products (the "StarCure/(TM)/ Inside License").

     C. The license hereby granted shall be exclusive to Licensee for a period of [***] years from the date of this Agreement (the "Exclusivity Period") except that Licensor and Star Affiliates retain the right to utilize the Marks for their own tobacco products, and thereafter, such license shall be nonexclusive to the Licensee for the term of this Agreement including any renewal terms.

II.  Royalty Payments.
     ----------------

     A. License Royalties. Licensee agrees to pay Licensor the following royalties ("Royalties") for the trademark license granted in Section I.A.

         1. During the Test Market of the Low TSNA Cigarette and for the first year following completion of the Test Market, the royalty payment equals Forty cents ($0.40) per carton of the Low TSNA Cigarettes actually sold by Licensee in such period.

         2. For each of the two years thereafter, the royalty payment shall be calculated as follows: (i) Ten cents ($0.10) multiplied by the Base Carton Sales for such year, plus (ii) Forty cents ($.40) multiplied by the Incremental Carton Sales for such year. For each year thereafter, the royalty payment shall be only Ten cents ($0.10) multiplied by the Base Carton Sales for such year. For each year, the "Base Carton Sales" means the number of cartons of Low TSNA Cigarettes actually sold by Licensee in such year up to the total number of cartons of Low TSNA Cigarettes actually sold by Licensee in the prior year. For each of the two years after the period including the Test Market and the first year following the Test Market, the "Incremental Carton Sales" equals the excess number of cartons of Low TSNA Cigarettes actually sold by Licensee in each such year over the Base Carton Sales. Only one (1) royalty payment shall be due on each carton sold hereunder.

     B. StarCure/(TM)/ Inside License. Licensor acknowledges that the StarCure/(TM)/ Inside License is royalty-free; provided, however, that in the
                                               --------  -------
event that for any period after the date which is one year after the Market Test Period, unless Licensee is using commercially reasonable efforts to promote and actively sell the Low TSNA Cigarette in at least seven states in the United States, Licensee shall then be obligated to pay Licensor royalties under the StarCure/(TM)/ Inside License on the following basis: For each such period, Ten Cents ($0.10) multiplied by Incremental Licensee Branded Carton Sales for such period. For purposes of this Section II.B., "Incremental Licensee Branded Carton Sales" equals the number of cartons of Tobacco Products sold in such period which exceed Licensee Branded Base Carton Sales. "Licensee Branded Base Carton Sales" means the number of cartons of Tobacco Products actually sold by Licensee in the twelve month period prior to the date on which Licensee ceases using commercially reasonable efforts to promote and actively sell the Low TSNA Cigarettes in at least seven states provided, however, that cigarettes being sold by Licensee which do not utilize any of the marks granted by the StarCure Inside License and which do not make any claim in the packaging, marketing or promotional materials for such cigarette that it is a low-TSNA cigarette shall not be included in Incremental Licensee Branded Carton Sales.

     C. For purposes of this Section, cartons of Low TSNA Cigarettes or of Tobacco Products shall be considered actually sold: (1) if sold on an open account, when delivered to the Purchaser or to a common carrier for delivery to the Purchaser or (2) when paid for by the Purchaser, if paid in advance of delivery. For purposes hereof, "Purchaser" shall mean a party other than B&W.

III.  Payments.
      ---------

     A. Royalties. Until all Credit Facilities under the Restated Loan Agreement are paid in full or otherwise discharged, Licensee in lieu of paying royalties to Licensor will retain such royalties and offset them against the Credit Facilities. For each calendar quarter during a calendar year of the Term, Licensee shall pay Licensor the Royalties (with respect to such quarter) within thirty (30) days after the end of the calendar quarter for which such amounts are owed by check at Licensor's principal place of business (or at such other address as Licensor may from time to time specify in writing) or by wire transfer in accordance with written, wire transfer instructions given to Licensee by Licensor. The payment obligation for Royalties accrued during the term of this Agreement shall survive the expiration or termination of this Agreement.

     B. Late Fees on Delinquent Payments. In the event Licensee does not pay any amounts due Licensor pursuant to this Agreement, Licensee shall pay late charges on such past due amounts at a monthly rate of one and one-half percent (1 1/2%) (or, if less, the maximum interest rate then allowed under applicable law).

     C. Reporting Requirement. Within thirty (30) days after the end of each calendar quarter, and within sixty (60) days after the end of each calendar year, Licensee shall prepare and deliver to Licensor an unaudited report showing:

         (a) the number of cartons of Low TSNA Cigarettes subject to royalty under paragraph II.A. and/or Tobacco Products subject to royalty under Paragraph II.B. sold by Licensee during such calendar quarter and calendar year; and

         (b) the Royalties due pursuant to Paragraph II or offset pursuant to Paragraph III. A. with respect to such calendar quarter or calendar year.

     D.  Records.  During the term of this Agreement, and for a period of two
(2) years thereafter, Licensee shall keep accurate and complete records of all data necessary for the computation of all Royalties due hereunder. From time to time upon five (5) days written notice to Licensee , Licensor or its designated independent public accountant shall have the right at reasonable times during normal business hours to examine the records of Licensee applicable to the calculation of the Royalties for the purpose of verifying the amounts owed to Licensor and the accuracy of the reports furnished by Licensee; provided, however, that before obtaining access to and examining such records, Licensor shall execute and deliver, or cause its independent public accountant to execute and deliver, a confidentiality agreement in form and substance reasonably acceptable to Licensee regarding Licensee's records and the information contained therein. If the records show that Licensee has underreported the number of cartons of Low TSNA Cigarettes and/or Tobacco Products that it sold or the amount of Royalties due by more than two percent (2%) during any calendar quarter, Licensee shall pay all costs associated with the examination of the records, and all additional Royalties due.


IV.  Term
     ----

     This Agreement shall be effective on the Effective Date and continue in full force and effect until termination of the Restated Master Agreement (including any renewals thereof) (the "Term").

V.  Quality Standards and Maintenance.
    ---------------------------------

    A. Maintenance of Standards on Tobacco Products containing the StarCure/(TM)/ Mark or StarCure/(TM)/ Inside Mark or the StarCured Mark. Licensee agrees that all Tobacco Products containing any of the StarCure/(TM)/ Mark or the StarCure/(TM)/ Inside Mark or the StarCured Mark shall include StarCured/(TM)/ Tobacco and be of equal standards as the current production of Licensee's existing tobacco products with respect to quality and consistency.

    B. Inspection Right. From time to time during the Term, at Licensor's reasonable request and at Licensor's expense, Licensee shall cooperate with Licensor in facilitating Licensor's control over the consistency of quality of Tobacco Products containing the StarCure/(TM)/ Mark or the StarCure/(TM)/ Inside Mark or the StarCured Mark by permitting reasonable inspection of Licensee's operations and furnishing random samples of requested Tobacco Products to Licensor.

[***]All issues related to Star's Scientific Advisory Board are within the sole domain of Star and its designees.

    D. Use of Third Party Manufacturers. Licensor acknowledges and agrees that Licensee may use third parties for the manufacture or distribution of Tobacco Products carrying the StarCure(TM) Mark or the StarCure/(TM)/ Inside Mark or the StarCured Mark; however, Licensee's responsibilities under this Agreement shall not be limited in any way by the use of such third parties and all such third parties shall be advised of Licensee's responsibilities under this Agreement.

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VI.    Ownership.
       ---------

       Licensor represents and warrants that it owns or has the right to license all intellectual property rights in and to the StarCure/(TM)/ Mark and the StarCure/(TM)/ Inside Mark and the StarCured Mark and has the right to grant the Trademark License and the Low TSNA License to Licensee in accordance with the terms of this Agreement. Licensor agrees to indemnify and hold harmless Licensee against any claim of infringement arising out of the use by Licensee of any of the Marks as authorized in this Agreement.

VII.   Third Party Trademark Rights.
       ----------------------------

       [***]

VIII.  Notices.
       -------

       All notices under this Agreement shall be delivered in accordance with the Notice Provision of the Restated Master Agreement.

IX.    Successors and Assigns.
       ----------------------

       Except as otherwise expressly provided herein, this Agreement shall be binding upon and inure to the benefit of the parties hereto, and their respective representatives, successors and assigns. Neither party may assign any of its rights or delegate any of its duties hereunder without the prior written consent of the other party; provided, however, that Licensee may assign its rights and obligations under this Agreement to a B&W Affiliate without the prior written consent of Licensor.

X.     Amendments; Waivers.
       -------------------

       This Agreement and its provisions may not be changed, amended, modified, or waived, except by a written instrument executed by both parties. The failure of any party at any time or times to require performance of any provision of this Agreement shall in no manner affect the right of such party at a later date to enforce the same. No waiver by any party of any condition or the breach of any provision, term, covenant, representation or warranty contained in this Agreement, whether by conduct or otherwise, in any one or more instances shall be deemed to be or construed as a further or continuing waiver of any such condition or of the breach of any other provision, term, covenant, representation or warranty of this Agreement.

XI.    Governing Law.
       -------------

       This Agreement and all questions relating to its validity, interpretation, performance and enforcement shall be governed by and construed in accordance with the laws of the State of Georgia, without giving effect to principles of conflicts of laws.

XII.   Entire Agreement.
       ----------------

       This Agreement constitutes the full and entire understanding and agreement between the Parties with regard to the subject matter hereof, and supersedes all prior agreements, understandings, inducements or conditions, express or implied, oral or written, relating to the subject matter hereof. The express terms hereof control and supersede any course of performance and/or usage of trade inconsistent with any of the terms hereof. This Agreement has been prepared by both of the Parties hereto, and no inference of ambiguity against the drafter of a document therefore applies against any Party hereto. Initially capitalized terms used herein and not defined herein shall have the meaning ascribed to them in the Restated Master Agreement.

XIII.  Counterparts.
       ------------

       This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which shall together constitute one and the same instrument.

XIV.   Effective Date
       --------------

       The Effective Date of this Agreement shall be the actual date of execution of this Agreement by the last Party to do so.

                            [SIGNATURE PAGE FOLLOWS]

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                      SIGNATURE PAGE TO TRADEMARK LICENSE
                      -----------------------------------
                             AND ROYALTY AGREEMENT
                             ---------------------

  IN WITNESS WHEREOF, the parties have executed this Agreement as of the Effective Date.


                                   STAR SCIENTIFIC INC.


Date: April 25, 2001
                                   [***]



                                   Brown & Williamson Tobacco Corporation

                                   [***]